141




                                  EXHIBIT 10.7
                                  ------------



           This is an Exhibit to the Form 20-F of Sinovac Biotech Ltd.
           -----------------------------------------------------------


                     Attached find the following materials:


           Consulting Services and Finder's Fee Agreement entered into
           -----------------------------------------------------------
         between the Company and Roberto Ebrahimi, dated April 23, 2004
         --------------------------------------------------------------


                               End of Exhibit 10.7

                                  ------------

                               CONSULTING SERVICES
                               -------------------

                           AND FINDER'S FEE AGREEMENT
                           --------------------------



          THIS CONSULTING  SERVICES AND FINDER'S FEE AGREEMENT is made and dated
          ----------------------------------------------------
for reference as fully executed on this 23rd day of April, 2004.


BETWEEN:
-------


               SINOVAC  BIOTECH LTD., a company  incorporated  under the laws of
               ---------------------
               Antigua, West Indies, and having an address for notice and delivery located at No. 6 Temple Street, P.O. Box 2372, St John's, Antigua, West Indies

               (the "Company");
                                                               OF THE FIRST PART
                                                               -----------------


AND:
---


               ROBERTO (BAHRAM)  EBRAHIMI,  an individual  businessman having an
               --------------------------
               address for notice and delivery located at ______________________

               (the "Consultant");
                                                              OF THE SECOND PART
                                                              ------------------


               (the Company and the Consultant being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).


               WHEREAS:
               -------


A. The Company is presently a reporting development stage company duly incorporated under the laws of Antigua, West Indies, whose common shares are presently listed for trading on the NASD Over-the-counter Bulletin Board;


B. The Consultant specializes in providing various corporate consulting and financing services to companies and their principals and in assisting such reporting companies in securing various financing and development alternatives;

C. The Company is in the principal business of the development and commercialization of human vaccines for infectious illnesses such as Hepatitis A and Hepatitis B, influenza and "SARS" (each such product and potential product and the manufacture and distribution thereof being a "Project" herein), and it is the Company's present intention to seek assistance in procuring potential financiers in connection with the financing and development of all such Projects (each such procurement being a "Proposed Transaction"); and


D. In the furtherance of the Consultant's proposed service to the Company on behalf of and at the direction of the Company the Company hereby wishes to formally retain the Consultant to provide certain corporate consulting services to the Company and to any of its subsidiaries and, in addition, to act as the Company's non-exclusive advisor in order to solicit offers from, and to assist in the negotiations with, potential Project financiers in order to effect a Proposed Transaction in connection with any such Project, and the Company has hereby agreed that the Consultant shall be entitled to a finder's fee from the Company in conjunction with the successful completion of any such Proposed Transaction all on the terms and conditions as set forth in this agreement (the "Agreement");


          NOW THEREFORE THIS AGREEMENT  WITNESSETH that, in consideration of the
          ----------------------------------------
mutual  covenants and provisos  herein  contained,  THE PARTIES  HERETO AGREE AS
                                                    ----------------------------
FOLLOWS:
-------


                                    Article I
                                    ---------
                                 INTERPRETATION
                                 --------------


1.1  Definitions.  For all  purposes  of this  Agreement,  except  as  otherwise
     -----------
expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:


     (a) "Agreement" means this Consulting Services and Finder's Fee Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;

     (b) "Arbitration Act" means the Commercial Arbitration Act (British Columbia), R.S.B.C. 1996, as amended, as set forth in Article "10" hereinbelow;

     (c) "Board of Directors" means the Board of Directors of the Company as duly constituted from time to time;

     (d) "business day" means any day during which Canadian Chartered Banks are open for business in the City of Vancouver, Province of British Columbia;

     (e) "Company" means Sinovac Biotech Ltd., a company incorporated under the laws of Antigua, West Indies, or any successor company, however formed, whether as a result of merger, amalgamation or other action;

     (f) "Company's Non-Renewal Notice" has the meaning ascribed to it in section "3.2" hereinbelow;

     (g) "Company's Notice of Termination" has the meaning ascribed to it in section "3.4" hereinbelow;

     (h) "Completed Transaction" has the meaning ascribed to it in section "5.1" hereinbelow;

     (i)  "Consultant"   means   Roberto   (Bahram)   Ebrahimi,   an  individual
          businessman;

     (j) "Effective Date" has the meaning ascribed to it in section "3.1" hereinbelow;

     (k) "Effective Termination Date" has the meaning ascribed to it in section "3.4" hereinbelow;

     (l)  "Expenses"   has  the  meaning   ascribed  to  it  in  section   "4.2"
          hereinbelow;

     (m)  "Fee" has the meaning ascribed to it in section "4.1" hereinbelow;

     (n) "Finder's Fee" has the meaning ascribed to it in section "5.1" hereinbelow;

     (o) "General Services" has the meaning ascribed to it in section "2.1" hereinbelow;

     (p) "Indemnified Party" has the meaning ascribed to it in section "8.1" hereinbelow;

     (q) "Initial Term" has the meaning ascribed to it in section "3.1" hereinbelow;

     (r) "Party" or "Parties" means the Company and/or the Consultant hereto, as the context so requires, together with their respective successors and permitted assigns as the context so requires;

     (s) "Potential Project Investor" has the meaning ascribed to it in section "2.3" hereinbelow;

     (t)  "Project" has the meaning ascribed to it in recital "C" hereinabove;

     (u) "Proposed Transaction" has the meaning ascribed to it in recital "C" hereinabove;

     (v) "Regulatory Approval" means the acceptance for filing, if required, of the transactions contemplated by this Agreement by the Regulatory Authorities;

     (w) "Regulatory Authority" and "Regulatory Authorities" means, either singularly or collectively as the context so requires, such regulatory agencies who have jurisdiction over the affairs of the Company and/or the Consultant and including, without limitation, and where applicable, the British Columbia Securities Commission, the United States Securities and Exchange Commission and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated by this Agreement; and

     (x) "subsidiary" means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the directors of such company or companies) are for the time being owned by or held for that company and/or any other company in like relation to that company and includes any company in like relation to the subsidiary.


1.2    Interpretation.   For the purposes of this Agreement, except as otherwise
       --------------
expressly provided or unless the context otherwise requires:

     (a) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

     (b) the headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope or extent of this or any provision of this Agreement;

     (c) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and

     (d) words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.


                                   Article II
                                   ----------
                      SERVICES AND DUTIES OF THE CONSULTANT
                      -------------------------------------


2.1  General Services.  During the Initial Term of this Agreement the Consultant
     ----------------
will provide the Company with such general corporate consulting services as may be determined and required, from time to time, by the Board of Directors of the Company, in the Board of Directors' sole and absolute discretion, in connection with the Company and all of its subsidiaries, as the context may require (collectively, the "General Services"), and in this regard it is hereby expressly acknowledged and agreed by the Parties hereto that the Consultant shall commit and provide the General Services on a reasonably prioritized basis during the Initial Term and during the continuance of this Agreement for which the Company, as more particularly set forth hereinbelow, hereby agrees to provide the Consultant with the Fee and the Expense payment reimbursements (each as hereinafter determined) in accordance with the terms and conditions of this Agreement.


2.2  Specific services.  Without limiting the generality of the General Services
     -----------------
to be provided as set forth in section "2.1" hereinabove, it is hereby acknowledged and agreed that the Consultant will provide the following specific corporate consulting services to the Company and to all of its subsidiaries, as the context may require, subject at all times to the prior direction of the Board of Directors of the Company:

     (a) assistance in the initiation, creation, development, coordination and administration of a program specifically targeted to maximize the investment and financial community awareness of the Company and all of its subsidiaries, as the context may require;

     (b) assistance in the organization, preparation and dissemination of any and all news releases and special shareholder or investment reports for the Company and all of its subsidiaries, as the context so requires;

     (c)  assistance in the review with the Company and its  marketing  advisors
          of  all  notable   feedback  for  corporate   communication   planning
          respecting and via all data obtained;

     (d) assistance in the identification of and recruitment of the necessary or advisable resource and service providers to effect the Company's market objectives; and

     (e) assistance in all other corporate consulting service areas or matters as may be directed from time to time by the Board of Directors of the Company in the Board of Directors' sole and absolute discretion.


2.3   Financing services and functions.  Without also limiting the generality of
      --------------------------------
the General Services and specific services to be provided as set forth in sections "2.1" and "2.2" hereinabove, it is hereby also acknowledged and agreed that the Consultant will also provide the following specific financing services and functions to the Company as may be necessary for and required with respect to the financing of any Project and subject, at all times, to the prior direction of the Board of Directors of the Company:

     (a) assistance in the analysis of debt and equity proposals delivered to the Company as compared with terms generally available in the market today;

     (b) assistance in the negotiation and structuring of a Proposed Transaction which will maximize the Company's interests in each subject Project together with the presentation of a written summary of said structure; provided, however, the Consultant will not be required to act as a lender or underwriter of any financing of any such Proposed Transaction;

     (c) assistance in the preparation by the Company of information presentations and other documents appropriate for the solicitation of expressions of interest to be made available to prospective financing candidates and purchasers (each being a "Potential Project Investor");

     (d) assistance in the identification of and approaches made to Potential Project Investors and conducting discussions and negotiating terms with Potential Project Investors;

     (e)  assistance  in  the   organization  of  the  due  diligence   process,
          assistance in evaluating all proposals received and assistance in any further negotiations with Potential Project Investors; and

     (f) assisting the Company and the Company's counsel in the preparation and completion of any documentation required in order to complete a Proposed Transaction with any such Potential Project Investor.


2.4   Additional duties respecting the General Services.   The Consultant hereby
      -------------------------------------------------
acknowledges and agrees that the Consultant will, during the continuance of this Agreement, devote such of the Consultant's time to the General Services of the Company as may be determined and required, from time to time, by the Board of Directors of the Company, in the Board of Directors' sole and absolute discretion, for the performance of said General Services faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Company and, furthermore, that the Consultant's business time will be prioritized for the Company in this regard.


                                   Article III
                                   -----------
                      INITIAL TERM, RENEWAL AND TERMINATION
                      -------------------------------------


3.1   Initial Term.    The initial term of this  Agreement (the "Initial  Term")
      ------------
is for a period which is the earlier of (i) two months commencing on April __, 2004 (the "Effective Date"), or (ii) as long as the Company is contemplating procuring potential financing from a Potential Project Investor first introduced by the Consultant to the Company in connection with the financing and development of its Projects, subject at all times to the Company's prior receipt, if required, of Regulatory Approval from each of the Regulatory Authorities to the terms and conditions of and the transactions contemplated by this Agreement.


3.2   Renewal by the Company.  Subject at all times to sections  "3.3" and "3.4"
      ----------------------
hereinbelow, this Agreement shall renew automatically if not specifically terminated in accordance with the following provisions. The Company agrees to notify the Consultant in writing at least 10 calendar days prior to the end of the Initial Term of its intent not to renew this Agreement (the "Company's Non-Renewal Notice"). Should the Company fail to provide a Company's Non-Renewal Notice this Agreement shall automatically renew for a further one-month period until otherwise specifically renewed in writing by each of the Parties hereto for the next one-month period or, otherwise, terminated upon delivery by the Company of a corresponding and follow-up 10 calendar day Company's Non-Renewal Notice in connection with and within 10 calendar days prior to the end of any such one-month renewal period. Any such renewal on a one-month-to-one-month basis shall be on the same terms and conditions contained herein unless modified and agreed to in writing by the Parties.


3.3   Termination for cause by any Party.   Notwithstanding  any other provision
      ----------------------------------
of this Agreement, this Agreement may be terminated at any time by either Party upon written notice to the other Party and damages sought if:

     (a) the other Party fails to cure a material breach of any provision of this Agreement within 10 calendar days from its receipt of written notice from said Party (unless such breach cannot be reasonably cured within said 10 calendar days and the other Party is actively pursuing to cure said breach);

     (b) the other Party is willfully non-compliant in the performance of its respective duties under this Agreement within 10 calendar days from its receipt of written notice from said Party (unless such willful non-compliance cannot be reasonably corrected within said 10 calendar days and the other Party is actively pursuing to cure said willful non-compliance);

     (c) the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or

     (d) the other Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within five calendar days.


3.4   Termination  without cause by  the  Company.   Notwithstanding  any  other
      -------------------------------------------
provision of this Agreement, this Agreement may be terminated by the Company at any time after the Effective Date and during the Initial Term and during the continuance of this Agreement upon its delivery to the Consultant of prior written notice of its intention to do so (the "Company's Notice of Termination") at least 10 calendar days prior to the effective date of any such termination (the "Effective Termination Date"). In any such event the respective obligations of each of the Parties hereto under this Agreement (and including, without limitation, the Consultant's ongoing obligation to provide the General Services and the Company's ongoing obligation to provide the Fee and the Expense payment reimbursements (each as hereinafter determined)) will continue until such Effective Termination Date as provided for in the Company's Notice of Termination and, furthermore, upon the Effective Termination Date the Company will also be obligated to provide the Consultant the then balance of any Fee and Expense payment reimbursement which would then be due and owing by the Company to the Consultant to the completion of the Initial Term of this Agreement and, in addition, and if this Agreement had then been previously and automatically renewed for a further one-month period in accordance with section "3.2" hereinabove, until the end of any such further one-month period in conjunction with section "3.2".


                                   Article IV
                                   ----------
                         COMPENSATION OF THE CONSULTANT
                         ------------------------------


4.1    Fee.   It is  understood  hereby  that the  Consultant  shall render  the
       ---
General Services as defined hereinabove during the Initial Term and during the continuance of this Agreement and shall thus be compensated on a monthly basis by the Company from the Effective Date of this Agreement to the termination of the same by way of the payment by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such payment, of a monthly fee of U.S. $10,000.00 (the "Fee"), with such Fee being due and payable by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to such payment, on the first business day of the month following the then monthly period of service during the Initial Term and during the continuance of this Agreement. In this regard, and for the purposes of evidencing the Company's ongoing commitment to compensate the Consultant together with the Consultant's ongoing commitment to perform the General Services faithfully, diligently, to the best of the Consultant's abilities and in the best interests of the Company during the Initial Term and during the continuance of this Agreement, it is hereby acknowledged and agreed that the Company shall provide the Consultant, in the manner aforesaid, with the initial month's payment for the Initial Term of this Agreement on the first business day following the Effective Date of this Agreement.


4.2    Reimbursement  of Expenses.   It  is  also  understood  hereby  that  the
       --------------------------
Consultant shall also be reimbursed for all pre-approved, in writing, direct reasonable expenses actually and properly incurred by the Consultant for the benefit of the Company (collectively, the "Expenses"), which Expenses have first been approved by the Board of Directors of the Company, and which Expenses, it is hereby acknowledged and agreed, shall be payable by the Company to the order, direction and account of the Consultant as the Consultant may designate in writing, from time to time, in the Consultant's sole and absolute discretion, as soon as conveniently possible after the prior delivery by the Consultant of written substantiation on account of each such reimbursable Expense.


                                    Article V
                                    ---------
                    FINANCING COMPENSATION OF THE CONSULTANT
                    ----------------------------------------


5.1    Finder's Fee to the Consultant During First Twelve Months.  For the first
       ---------------------------------------------------------
twelve months from the Effective Date of this Agreement, and subject to section "5.3" hereinbelow, a finder's fee (the "Finder's Fee") shall be due and payable by the Company to the Consultant in conjunction with the due and complete closing of any and all Proposed Transactions (each such Proposed Transaction then being a "Completed Transaction") which were negotiated by the Consultant on behalf of the Company, and which were accepted by the Company, in connection with any Potential Project Investors which were initially contacted and introduced by the Consultant directly or indirectly to the Company during the first twelve months from the Effective Date of this Agreement, of an aggregate of two percent (2%) in cash and two percent (2%) in securities, on the same terms as the Completed Transaction, of all of the Potential Project Investors' contracted for financing, acquisition and/or development costs and requirements associated with any Completed Transaction with the Company, with any such Finder's Fee being due and payable by the Company to the Consultant, or to the further order or direction of the Consultant as the Consultant may determine, in the Consultant's sole and absolute discretion, and advise the Company of prior to any such payment, within 10 business days of any payment or incurrence by a Potential Project Investor of any financing and/or earn-in costs associated with any such Completed Transaction.


5.2   Compensation  payable after the First  Twelve Month Period.   It is hereby
      ----------------------------------------------------------
also acknowledged and agreed by the Parties hereto that after the first twelve months from the Effective Date of this Agreement, and subject to section "5.3" hereinbelow, any Finder's Fee described under section "5.1" hereinabove will be reduced to an aggregate of one percent (1%) in cash and one percent (1%) in securities, on the same terms as the Completed Transaction, and will still be due and payable to the Consultant by the Company, in the manner as set forth in section "5.1" hereinabove, in the event that any Proposed Transaction is successfully closed as a Completed Transaction after the first twelve months from the Effective Date of this Agreement provided that the Potential Project Investor who is the subject of the Completed Transaction was initially contacted and introduced by the Consultant directly or indirectly to the Company.


5.3   Existing Potential  Project  Investors  and   non-exclusivity.   Upon  the
      -------------------------------------------------------------
execution of this Agreement the Consultant acknowledges and agrees that certain Potential Project Investors have already been in contact with the Company, either directly or indirectly, regarding a Proposed Transaction, and, furthermore, that the Company may, during the Initial Term and the continuance of this Agreement, continue to approach other Potential Project Investors regarding a Proposed Transaction without any participation therein by the Consultant. Correspondingly, and in the event that there is a closing of a Completed Transaction with any such Potential Project Investor during the Initial Term and during the continuance of this Agreement where said Completed Transaction is not a direct result of the introduction and efforts of the Consultant on behalf of the Company as set forth and required hereinabove, it is hereby also acknowledged and agreed that no Finder's Fee whatsoever shall be due and payable by the Company to the Consultant on the due and complete closing of any such Completed Transaction with any such Potential Project Investor.


5.4    Fees to other parties.  If the Company  agrees to pay a commission or fee
       ---------------------
related to a Completed Transaction to anyone else, such commission or fee shall not reduce the Finder's Fee which may also be payable by the Company to the Consultant in accordance with the terms of this Agreement.


5.5    No other fees.   The  Consultant  hereby  covenants and  agrees  with the
       -------------
Company that, to the best of the Consultant's knowledge, information and belief, having made due enquiry, no other finder's fee or commission is or will be payable by the Company to any other party in connection with any Completed Transaction hereunder.

                                   Article VI
                                   ----------
                    ADDITIONAL OBLIGATIONS OF THE CONSULTANT
                    ----------------------------------------


6.1    Confidentiality.    The  Consultant  will not, except  as  authorized  or
       ---------------
required by the Consultant's duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Company, or of any of its subsidiaries, which may come to the Consultant's knowledge during the Initial Term and during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company's respective businesses. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.


6.2    Compliance with applicable laws.   The  Consultant  will  comply with all
       -------------------------------
Canadian, U.S. and foreign laws, whether federal, provincial or state, applicable to the Consultant's duties hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person or company hereunder will, to the best of the Consultant's knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.


6.3    Opinions,  reports  and  advice  of  the  Consultant.    The   Consultant
       ----------------------------------------------------
acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Company in connection with the Consultant's engagement hereunder are intended solely for the Company's benefit and for the Company's use only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Company. In this regard the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Company's sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant's role in respect of the Company be made by the Consultant without the prior written consent of the Company in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Company, be provided by the Consultant to the Company in a form and with such substance as would be acceptable for filing with and approval by any Regulatory Authority having jurisdiction over the affairs of the Company from time to time.

                                   Article VII
                                   -----------
                           REPORTING BY THE CONSULTANT
                           ---------------------------


7.1    Reporting.   At least once in every month, or so often as may be required
       ---------
by the Company, the Consultant will provide the Board of Directors of the Company with such information concerning the results of the Consultant's General Services and activities hereunder for the previous month as the Board of Directors of the Company may reasonably require. In addition, it is hereby further acknowledged and reaffirmed that any written information or materials provided by the Consultant to any person or company hereunder will be subject to the prior review, approval and direction of the Board of Directors of the Company.


                                  Article VIII
                                  ------------
                      INDEMNIFICATION AND LEGAL PROCEEDINGS
                      -------------------------------------


8.1   Indemnification.  The Parties hereto agree to indemnify  and save harmless
      ---------------
the other Party hereto, including its respective affiliates and their respective directors, officers, employees and agents (each such party being an "Indemnified Party") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.


8.2   No indemnification.   This indemnity  will  not  apply  in  respect  of an
      ------------------
Indemnified Party in the event and to the extent that a court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent or guilty of willful misconduct.


8.3    Claim of indemnification.   The  Parties  hereto agree to waive any right
       ------------------------
they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.


8.4    Notice of claim.   In case any action  is brought  against an Indemnified
       ---------------
Party in respect of which indemnity may be sought against any of the Parties hereto, the Indemnified Party will give the relevant Party hereto prompt written notice of any such action of which the Indemnified Party has knowledge and such Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt Consulting of counsel acceptable to the Indemnified Party affected and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve any Party hereto of such Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by any Party hereto of substantive rights or defenses.

8.5    Settlement.   No admission  of liability and  no settlement of any action
       ----------
shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.


8.6   Legal proceedings.   Notwithstanding  that the relevant  Party hereto will
      -----------------
undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

     (a)  such counsel has been authorized by the relevant Party hereto;

     (b) the relevant Party hereto has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

     (c) the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

     (d) there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.


8.7    Contribution.   If for any reason other than the gross negligence  or bad
       ------------
faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party hereto shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by any Party hereto on the one hand and the Indemnified Party on the other, but also the relative fault of the Parties and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party hereto shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

                                   Article IX
                                   ----------
                                  FORCE MAJEURE
                                  -------------


9.1    Events.    If  either  Party hereto  is at  any time  either  during this
       ------
Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.


9.2    Notice.    A Party shall  within  three calendar days  give notice to the
       ------
other Party of each event of force majeure under section "9.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.


                                    Article X
                                    ---------
                                   ARBITRATION
                                   -----------


10.1   Matters for Arbitration.  The Parties agree that all questions or matters
       -----------------------
in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.


10.2   Notice.   It shall be a condition precedent to the  right of any Party to
       ------
submit any matter to arbitration pursuant to the provisions hereof, that any Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Party together with particulars of the matter in dispute. On the expiration of such five business days the Party who gave such notice may proceed to refer the dispute to arbitration as provided for in section "10.3" hereinbelow.


10.3    Appointments.    The   Party  desiring  arbitration  shall  appoint  one
        ------------
arbitrator, and shall notify the other Party of such appointment, and the other Party shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration herein provided for. If the other Party shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed in accordance with the Arbitration Act. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for by the Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.


10.4     Award.    The  Parties  agree  that  the  award  of a  majority  of the
         -----
arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


                                   Article XI
                                   ----------
                               GENERAL PROVISIONS
                               ------------------


11.1   Entire  Agreement.  This  Agreement constitutes  the entire  agreement to
       -----------------
date between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.


11.2   No assignment.  This Agreement may not be assigned by either Party except
       -------------
with the prior written consent of the other Party.


11.3   Notice.  Each notice, demand or other communication required or permitted
       ------
to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a recognized post office and addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Either Party may at any time and from time to time notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.


11.4   Time of the essence.   Time will be of the essence of this Agreement.
       -------------------

11.5   Enurement.   This  Agreement  will enure  to the benefit  of  and will be
       ---------
binding  upon  the  Parties  hereto  and  their  respective  heirs,   executors,
administrators and assigns.


11.6   Currency.  Unless otherwise stipulated, all payments  required to be made
       --------
pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the United States of America.


11.7  Regulatory Authorities.  This Agreement is subject to the prior Regulatory
      ----------------------
Approval, if required, of each of the Regulatory Authorities.


11.8   Further assurances.   The  Parties  will  from  time  to  time  after the
       ------------------
execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.


11.9   Representation and costs.   It  is  hereby  acknowledged  by  each of the
       ------------------------
Parties hereto that, as between the Company and the Consultant herein, Devlin Jensen acts solely for the Company, and that the Consultant has been advised by both Devlin Jensen and the Company to obtain independent legal advice with respect to the Consultant's review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that each Party to this Agreement will bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Devlin Jensen shall be at the cost of the Company.


11.10   Applicable law.   The situs  of  this Agreement  is  Vancouver,  British
        --------------
Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and courts prevailing in the Province of British Columbia.


11.11   Severability and construction.   Each Article, section,  paragraph, term
        -----------------------------
and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

11.12    Captions.  The captions, section numbers and  Article numbers appearing
         --------
in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.


11.13   Counterparts.  This Agreement may be signed by the Parties  hereto in as
        ------------
many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the execution date as set forth on the front page of this Agreement.


11.14   No partnership or agency.   The  Parties have not created a  partnership
        ------------------------
and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Party, nor create any fiduciary relationship between them for any purpose whatsoever.


11.15   Consents  and  waivers.   No  consent  or waiver expressed or implied by
        ----------------------
either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:


     (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

     (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

     (c)  constitute a general waiver under this Agreement; or

     (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.


          IN  WITNESS  WHEREOF  the  Parties  hereto  have  hereunto  set  their
          -------------------
respective hands and seals as at the Effective Date as hereinabove determined.


The CORPORATE SEAL of                       )
SINOVAC BIOTECH LTD.,                       )
---------------------                       )
the Company herein, was hereunto affixed    )
in the presence of:                         )              (C/S)
                                            )
/s/ Weidong Yin                             )
--------------------------------------      )
Authorized Signatory                        )

SIGNED and DELIVERED by                     )
ROBERTE EBRAHIMI,                           )
----------------                            )
the Finder herein, in the presence of:      )
                                            )
                                            )
Witness Signature                           )         /s/ Roberto Ebrahimi
                                            )      --------------------------
                                            )           ROBERTO EBRAHIMI
                                            )
Witness Address                             )
                                            )
                                            )
Witness Name and Occupation                 )



                                   ----------